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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



    Date of Report (date of earliest event reported):          May 31, 1997



                  MORGAN STANLEY, DEAN WITTER, DISCOVER & CO.
             (Exact name of registrant as specified in its charter)


       Delaware                    1-11758            36-3145972

(State or other jurisdiction of    (Commission File   (I.R.S. Employer
incorporation or organization)     Number)            Identification Number)


                    1585 Broadway, New York, New York 10036
          (Address of principal executive offices including zip code)


      Registrant's telephone number, including area code:  (212) 761-4000

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ITEM 5.   OTHER EVENTS

     As previously disclosed in Morgan Stanley, Dean Witter, Discover & Co.'s Current Report on Form 8-K dated May 31, 1997, Morgan Stanley Group Inc. ("Morgan Stanley") merged (the "Merger") with and into Dean Witter, Discover & Co. ("Dean Witter, Discover & Co.") in a merger of equals on May 31, 1997. Dean Witter, Discover & Co. is the surviving corporation of the Merger and was renamed Morgan Stanley, Dean Witter, Discover & Co. at the effective time of the Merger.

          Attached and incorporated by reference as Exhibit 99.1 is a copy of the audited consolidated statement of financial condition of Morgan Stanley as of November 30, 1996 and November 30, 1995 and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three year period ended November 30, 1996.

          Attached and incorporated by reference as Exhibit 23.1 is a copy of the consent of Ernst & Young LLP.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.    Description
-----------    -----------

23.1           Consent of Ernst & Young LLP.

99.1 The audited consolidated statement of financial condition of Morgan Stanley as of November 30, 1996 and November 30, 1995 and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three year period ended November 30, 1996.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                MORGAN STANLEY, DEAN WITTER,
                                DISCOVER & CO.
                                Registrant



                                  /s/  Martin M. Cohen
                                ----------------------
                                  Martin M. Cohen
                                  Assistant Secretary


Date:  June 9, 1997
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                               Index to Exhibits
                               -----------------

Exhibit No.    Description
-----------    -----------

23.1           Consent of Ernst & Young LLP.

99.1 The audited consolidated statement of financial condition of Morgan Stanley as of November 30, 1996 and November 30, 1995 and the related consolidated statements of income, cash flows and changes in stockholders' equity for each of the years in the three year period ended November 30, 1996.